EXHIBIT 32

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, James L. Conway, Chief Executive Officer of Netsmart Technologies, Inc., hereby certify that the Form 10-Q/A of Netsmart Technologies, Inc. for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Netsmart Technologies, Inc.


                                          /s/James L. Conway
                                          -----------------------------
                                          Name: James L. Conway
                                          (Principal Executive Officer)
                                          Date:  December 8, 2005


      I, Anthony F. Grisanti, Chief Financial Officer of Netsmart Technologies, Inc., hereby certify that the Form 10-Q/A of Netsmart Technologies, Inc. for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Netsmart Technologies, Inc.

                                          /s/Anthony F. Grisanti
                                          ------------------------------
                                          Name: Anthony F. Grisanti
                                          (Principal Financial Officer)
                                          Date:  December 8, 2005

      A signed original of the written statements required by Section 906 has been provided to Netsmart Technologies, Inc. and will be retained by Netsmart Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.